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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 20, 2000


                            McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)


         Delaware                   1-5231                   36-2361282
(State of Incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)

                             One McDonald's Plaza
                   Oak Brook, Illinois 60523 (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

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(c)  Exhibit
     -------

     (99) Press Release dated April 20, 2000 -- McDonald's Reports 14% EPS Increase and Announces $1 Billion Increase in Share Repurchase Program

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               McDONALD'S CORPORATION

                              (Registrant)


                               By:  /s/ Gloria Santona
                                    -----------------------------------
                                    Gloria Santona
                                    Vice President, U.S. General Counsel
                                    and Secretary